Execution Version
AMENDMENT NO. 1 dated as of February 1, 2021 (this “Amendment”), to the Credit Agreement dated as of September 25, 2019 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among McKesson Corporation (the “Company”) and certain of its subsidiaries party thereto from time to time as borrowers (collectively, the “Borrowers” and each, a “Borrower”), the financial institutions party thereto from time to time as lenders (the “Lenders”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the other parties named therein.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.01Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statements hereto) have the meanings assigned to them in the Credit Agreement.
Section 2.01Amendment of the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment, effective as of the Amendment No. 1 Effectiveness Date (as defined below), the Credit Agreement shall be amended as set forth herein.
(a)The following definitions shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
(b)The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

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“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(c)Section 7.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“7.04 Financial Covenant. The Company shall not permit the ratio of Total Debt to Total Capitalization (excluding from the calculation of “Net Worth” thereunder, for purposes of this Section 7.04, accumulated other comprehensive income or loss set forth on such consolidated balance sheet) as of the last day of any calendar month to exceed 0.65 to 1.00; provided that for purposes of such ratio, Net Worth as set forth on the consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2020 shall be adjusted to exclude the effect of any non-cash charge in respect of any claims or litigation in excess of $1,000,000,000.00 that the Company excludes from its “Adjusted Earnings (Non-GAAP)” for the fiscal quarter ended December 31, 2020, as reported in a current report on Form 8-K reporting operating results for such period.”
(d)Section 11.21 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“11.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such
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parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
    (i)    a reduction in full or in part or cancellation of any such liability;
    (ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
    (iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.”
Section 3.01Representations and Warranties. The Company, on behalf of each Borrower, represents and warrants (which representations and warranties in the case of any Borrower other than the Company shall be limited to such Borrower and its Subsidiaries and other facts and circumstances known to the Company) to the Administrative Agent and each Lender as of the Amendment No. 1 Effectiveness Date that:
(a)The representations and warranties of each Borrower contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct on and as of the Amendment No. 1 Effectiveness Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Section 5.08(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant Sections 6.01(a) and 6.01(b) of the Credit Agreement, respectively;
(b)The Company hereby represents and warrants to each Lender party hereto that (a) the Company has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, (b) the execution, delivery and performance by the Company of this Amendment (1) are within the Company’s corporate or other powers, (2) have been duly authorized by all necessary corporate or other organizational action and (3) do not contravene the terms of the Company’s organizational documents, (c) this Amendment has been duly executed and delivered by the Company and (d) this Amendment constitutes a legal, valid and binding
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obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; and
(c)No Default or Event of Default has occurred and is continuing prior to and after giving effect to this Amendment and the transactions contemplated hereby.
Section 4.01Effectiveness. This Amendment shall become effective on and as of the date (such date, the “Amendment No. 1 Effectiveness Date”) on which each of the following conditions is satisfied:
(a)The Administrative Agent shall have executed a counterpart hereof and shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders pursuant to Section 11.01 of the Credit Agreement;
(b)The Administrative Agent shall have received all expenses for which invoices have been presented (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent), on or before the Amendment No. 1 Effectiveness Date;
(c)No Default or Event of Default has occurred and is continuing prior to and after giving effect to this Amendment and the transactions contemplated hereby; and
(d)The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company certifying that the representations and warranties contained in Section 3.01 hereof shall be true and correct in all material respects on and as of such date, as though made on and as of such date.
Section 5.01Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall (i) be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof, in similar or different circumstance, (ii) be deemed to be a consent to, or a waiver, modification or forbearance of, any Default or Event of Default, whether or not known to the Administrative Agent or any of the Lenders or (iii) prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

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(b)On and after the Amendment No. 1 Effectiveness Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith), shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 6.01Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
Section 7.01Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 8.01Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT, EACH SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
Section 9.01Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MCKESSON CORPORATION, as a Borrower
By:     /s/ Britt J. Vitalone
Name: Britt J. Vitalone
Title: EVP & CFO

[Amendment No. 1]

BANK OF AMERICA, N.A., as Administrative Agent
By:     /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

[Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender
By:     /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Amendment No. 1]

THE BANK OF NOVA SCOTIA, as a Lender
By:     /s/ Robb Gass
Name: Robb Gass
Title: Managing Director

[Amendment No. 1]

BARCLAYS BANK PLC, as a Lender
By:     /s/ Edward Pan
Name: Edward Pan
Title: Associate

[Amendment No. 1]

BNP PARIBAS, as a Lender
By:     /s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director
By:     /s/ John T. Bosco
Name: John T. Bosco
Title: Managing Director

[Amendment No. 1]

Citibank, N.A., as a Lender
By:     /s/ Stanislav Andreev
Name: Stanislav Andreev
Title: Vice President

[Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:     /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director
By:     /s/ Annie Chung
Name: Annie Chung
Title: Director

[Amendment No. 1]

Goldman Sachs Bank USA, as a Lender
By:     /s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

[Amendment No. 1]

HSBC Bank USA, National Association, as a Lender
By:     /s/ Eric Seltenrich
Name: Eric Seltenrich
Title: Managing Director

[Amendment No. 1]

ING Bank N.V., Dublin Branch, as a Lender
By:     /s/ Cormac Langford
Name: Cormac Langford
Title: Director

By:     /s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Lender
By:     /s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director

[Amendment No. 1]

MUFG Bank, Ltd., as a Lender
By:     /s/ Jack Lonker
Name: Jack Lonker
Title: Director

[Amendment No. 1]

NatWest Group Plc, as a Lender
By:     /s/ Craig Parish
Name: Craig Parish
Title: Associate Director

[Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:     /s/ R. Ruining Nguyen
Name: R. Ruining Nguyen
Title: SVP

[Amendment No. 1]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:     /s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

[Amendment No. 1]

UniCredit Bank AG, New York Branch, as a Lender
By:     /s/ Fabio Della Malva
Name: Fabio Della Malva
Title: Managing Director
By:     /s/ Laura Shelmerdine
Name: Laura Shelmerdine
Title: Managing Director

[Amendment No. 1]

U.S. Bank National Association, as a Lender
By:     /s/ David C. Mruk
Name: David C. Mruk
Title: SVP

[Amendment No. 1]

Wells Fargo Bank, National Association, as a Lender
By:     /s/ Andrea S. Chen
Name: Andrea S. Chen
Title: Managing Director

[Amendment No. 1]

[Amendment No. 1]